                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director or officer or both of one of Dura Automotive Systems, Inc. (the "Parent"), Dura Operating Corp. (the "Company") and the following subsidiaries: Dura Automotive Systems Cable Operations, Inc., Universal Tool & Stamping Company, Inc., Adwest Electronics, Inc., Dura Automotive Systems of Indiana, Inc., Atwood Automotive Inc., Mark I Molded Plastics of Tennessee, Inc., Atwood Mobile Products, Inc., Creative Group, Inc., Creative Group Holdings, Inc. (the "Subsidiaries"), constitutes and appoints David R. Bovee as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to debt securities of the Company and the guaranties of such debt securities by Parent and Subsidiaries, as contemplated by the Registration Rights Agreement by and among the Company, the Parent, the Subsidiaries, J.P. Morgan Securities Inc., Banc of America Securities LLC, Comerica Securities, Inc., Scotia Capital (USA) Inc., Wachovia Capital Markets, LLC, Barclays Capital Inc. and ABN AMRO Incorporated dated as of November 4, 2003 and all amendments (including post-effective amendments) to such Registration Statement on Form S-4 (and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the offering which such Registration Statement on Form S-4 relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                 TITLE                            DATE
             ---------                                 -----                            ----


         /s/ Scott D. Rued               Chairman and Director of Parent
-------------------------------------    and the Company                           January 10, 2004
           Scott D. Rued


       /s/ Lawrence A. Denton            President, Chief Executive Officer
-------------------------------------    (principal executive officer) and
         Lawrence A. Denton              Director of Parent and the Company        January 10, 2004

             SIGNATURE                                  TITLE                            DATE
             ---------                                  -----                            ----


         /s/ Karl F. Storrie             Vice Chairman and Director of Parent
---------------------------------------  and the Company                           January 12, 2004
           Karl F. Storrie


      /s/ Charles M. Brennan III         Director of Parent and the Company        January 8, 2004
---------------------------------------
        Charles M. Brennan III


      /s/ Robert E. Brooker, Jr.         Director of Parent and the Company        January 8, 2004
---------------------------------------
        Robert E. Brooker, Jr.


         /s/ Jack K. Edwards             Director of Parent and the Company        January 10, 2004
---------------------------------------
           Jack K. Edwards


    /s/ James O. Futterknecht, Jr.       Director of Parent and the Company        January 10, 2004
---------------------------------------
      James O. Futterknecht, Jr.


        /s/ Yousif B. Ghafari            Director of Parent and the Company        January 12, 2004
---------------------------------------
          Yousif B. Ghafari


           /s/ S.A. Johnson              Director of Parent and the Company        January 10, 2004
---------------------------------------
             S.A. Johnson


         /s/ J. Richard Jones            Director of Parent and the Company        January 8, 2004
---------------------------------------
           J. Richard Jones


      /s/ Ralph R. Whitney, Jr.          Director of Parent and the Company        January 10, 2004
---------------------------------------
        Ralph R. Whitney, Jr.


            /s/ Glenn Dong               Assistant Secretary and Director of
---------------------------------------  each of the Subsidiaries                  January 10, 2004
              Glenn Dong

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